EXHIBIT 99


                           Banc of America Securities

________________________________________________________________________________

MBS New Issue Term Sheet

Wells Fargo Mortgage Backed Securities 2005-AR10

Issuer

Mortgage Pass-Through Certificates, Series 2005-AR10 $3,556,984,000
(approximate)

Class A-1A, A-1B, A-2A, A-2B, A-2M, A-3, A-4A, A-4B, A-5A, A-5B, A-5C, A-5D,
A-5E, A-5F and A-5M (Offered Certificates)

Wells Fargo Asset Securities Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer


April 12, 2005




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                             WAL (Yrs)        Last Scheduled Prin    Certificate
           Principal    (Roll(4)/Call/Mat)        Pmt (Mths)        Interest Rate                                  Collateral
 Class   Balance $(1)           (2)         (Roll(4)/Call/Mat) (2)     Type(7)             Tranche Type               Type
------------------------------------------------------------------------------------------------------------------------------
  A-1A    603,759,000   2.85 / 5.09 / 5.52      58 / 153 / 358           (5)        Super Senior - Pass Through     Group 1
  A-1B    32,689,000    2.85 / 5.09 / 5.52      58 / 153 / 358           (5)       Senior Support - Pass Through    Group 1
  A-R         100                    Information Not Provided Herein                         Residual               Group 1
  A-2A    438,081,000   2.88 / 5.11 / 5.54      59 / 153 / 359           (6)           Senior - Pass Through        Group 2
  A-2B    415,579,000   2.88 / 5.11 / 5.54      59 / 153 / 359           (6)        Super Senior - Pass Through     Group 2
  A-2M    22,501,000    2.88 / 5.11 / 5.54      59 / 153 / 359           (6)       Senior Support - Pass Through    Group 2
 A-3(3)   584,107,000          2.89                   47                 (6)           Senior - Pass Through        Group 2
  A-4A    154,152,000   1.85 / 1.96 / 1.96       40 / 52 / 52            (6)          Senior - Sequential Pay       Group 2
  A-4B    137,902,000   4.03 / 8.63 / 9.53      59 / 153 / 359           (6)          Senior - Sequential Pay       Group 2
A-5A(3)   167,280,000          0.50                   11                 (6)          Senior - Sequential Pay       Group 2
A-5B(3)   97,102,000           1.25                   18                 (6)          Senior - Sequential Pay       Group 2
A-5C(3)   133,875,000          2.00                   29                 (6)          Senior - Sequential Pay       Group 2
A-5D(3)   156,901,000          3.10                   45                 (6)          Senior - Sequential Pay       Group 2
A-5E(3)   306,528,000          3.93                   47                 (6)          Senior - Sequential Pay       Group 2
A-5F(3)   290,782,000          3.93                   47                 (6)       Super Senior - Sequential Pay    Group 2
A-5M(3)   15,746,000           3.93                   47                 (6)      Senior Support - Sequential Pay   Group 2
  B-1     52,981,000                                                                        Subordinate           Groups 1 & 2
  B-2     18,269,000                                                                        Subordinate           Groups 1 & 2
  B-3      9,135,000                 Information Not Provided Herein                        Subordinate           Groups 1 & 2
  B-4      7,308,000                                                                        Subordinate           Groups 1 & 2
  B-5      5,481,000                                                                        Subordinate           Groups 1 & 2
  B-6      3,652,754                                                                        Subordinate           Groups 1 & 2
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------

           Expected Credit    Expected
 Class     Enhancement(8)      Ratings
------------------------------------------
  A-1A          7.65%        AAA/Aaa(9)
  A-1B          2.65%          AAA(9)
  A-R           2.65%            AAA
  A-2A          2.65%        AAA/Aaa(9)
  A-2B          7.65%        AAA/Aaa(9)
  A-2M          2.65%          AAA(9)
 A-3(3)         2.65%        AAA/Aaa(9)
  A-4A          2.65%        AAA/Aaa(9)
  A-4B          2.65%        AAA/Aaa(9)
A-5A(3)         2.65%        AAA/Aaa(9)
A-5B(3)         2.65%        AAA/Aaa(9)
A-5C(3)         2.65%        AAA/Aaa(9)
A-5D(3)         2.65%        AAA/Aaa(9)
A-5E(3)         2.65%        AAA/Aaa(9)
A-5F(3)         7.65%        AAA/Aaa(9)
A-5M(3)         2.65%          AAA(9)
  B-1           1.20%            AA
  B-2           0.70%             A
  B-3           0.45%            BBB
  B-4           0.25%            BB
  B-5           0.10%             B
  B-6           0.00%            NR
--------------------------------------------

(1) The Certificate sizes are approximate and are subject to a +/- 10% variance. Sizing for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates will be based upon demand.

(2) The WAL and Last Scheduled Principal Payment to Roll for the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2M, Class A-4A and Class A-4B Certificates are shown to 15% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2M, Class A-4A and Class A-4B Certificates are shown to 15% CPR. The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F and Class A-5M Certificates are shown at 15% CPR to their Mandatory Redemption Date.

(3) The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F and Class A-5M Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.

(4) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

(5) For each Distribution Date, interest will accrue on the Class A-1A and Class A-1B Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial Distribution Date in June 2005, this rate is expected to be approximately 4.12211% per annum.

(6) For each Distribution Date, interest will accrue on the Class A-2A, Class A-2B, Class A-2M, Class A-3, Class A-4A, Class A-4B, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F and Class A-5M Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 2 Mortgage Loans on the due date in the month



Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

      preceding the month of such Distribution Date). For the initial Distribution Date in June 2005, this rate is expected to be approximately 4.11038% per annum.

(7) The Certificate coupons are approximate and subject to a +/-5 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(8) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(9) The Class A-1A, Class A-2A, Class A-2B, Class A-3, Class A-4A, Class A-4B, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E and Class A-5F Certificates are expected to be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's, Fitch and/or Dominion. The Class A-1B, Class A-2M and Class A-5M Certificates are expected to be rated AAA, or its equivalent, by at least one of Standard & Poor's, Moody's, Fitch and/or Dominion..
















Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------

Transaction:            Wells Fargo Mortgage Backed Securities 2005-AR10
                        Mortgage Pass-Through Certificates, Series 2005-AR10

Lead Manager (Book      Banc of America Securities LLC.
Runner):

Master Servicer:        Wells Fargo Bank, N.A.

Trustee:                Wachovia Bank, National Association

Rating Agencies:        At least two of Fitch, Standard & Poor's, Dominion and
                        Moody's will rate the Offered Certificates.

Securities Offered:     $603,759,000 Class A-1A Certificates

                        $32,689,000 Class A-1B Certificates

                        $438,081,000 Class A-2A Certificates

                        $415,579,000 Class A-2B Certificates

                        $22,501,000 Class A-2M Certificates

                        $584,107,000 Class A-3 Certificates

                        $154,152,000 Class A-4A Certificates

                        $137,902,000 Class A-4B Certificates

                        $167,280,000 Class A-5A Certificates

                        $97,102,000 Class A-5B Certificates

                        $133,875,000 Class A-5C Certificates

                        $156,901,000 Class A-5D Certificates

                        $306,528,000 Class A-5E Certificates

                        $290,782,000 Class A-5F Certificates

                        $15,746,000 Class A-5M Certificates

Closing Date:           May 18, 2005.

Distribution Date:      25th of each month, or the next succeeding business day
                        (First Distribution Date: June 27, 2005)

Cut-Off Date:           May 1, 2005

Class A Certificates:   Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class
                        A-2M, Class A-3, Class A-4A, Class A-4B, Class A-5A,
                        Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class
                        A-5F, Class A-5M and Class A-R Certificates (each a
                        "Class A Certificate").

Subordinate             The Class B-1, Class B-2, Class B-3, Class B-4, Class
Certificates:           B-5 and Class B-6 Certificates (also the "Class B
                        Certificates" and each a "Subordinate Certificate").

Redemption              Class A-3, Class A-5A, Class A-5B, Class A-5C, Class
 Certificates:          A-5D Class A-5E, Class A-5F and Class A-5M Certificates
                        (each a "Redemption Certificate").




Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Summary of Terms (Cont.)
--------------------------------------------------------------------------------

Class A-1 Certificates: Class A-1A, Class A-1B and Class A-R Certificates (also the "Group 1 Certificates" and each a "Class A-1 Certificate").

Class A-2 Certificates: Class A-2A, Class A-2B and Class A-2M Certificates (each a "Class A-2 Certificate").

Class A-3 Certificates: Class A-3 Certificates.

Class A-4 Certificates: Class A-4A and Class A-4B Certificates (each a "Class
                        A-4 Certificate").

Class A-5 Certificates: Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class
                        A-5E, Class A-5F and Class A-5M Certificates (each a "Class A-5 Certificate").

Group 2 Certificates:   Class A-2, Class A-3, Class A-4 and Class A-5
                        Certificates (each a "Group 2 Certificate").
Super Senior
Certificates:           Class A-1A, Class A-2B and Class A-5F Certificates (each
                        a "Super Senior Certificate").

Super Senior Support    Class A-1B, Class A-2M, and Class A-5M Certificates
Certificates:           (each a "Super Senior Support Certificate").

Mandatory Redemption:   Five business days prior to the Distribution Date in
                        April 2009 (the "Auction Distribution Date"), the
                        Auction Administrator will auction the Redemption
                        Certificates to third party investors. The proceeds of the auction and amounts received from the Par Auction
                        Counterparty, if any, will be paid to the Auction
                        Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Redemption Certificates on the Auction Distribution
                        Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.
                        The Par Auction Counterparty, pursuant to a Par Price
                        Payment Agreement with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Redemption Certificates, that excess will not be paid to certificate holders.

Par Auction             [Bank of America, N.A.]
Counterparty:

Par Price:              With respect to each Redemption Certificate, the sum of
                        (i) 100% of the Certificate Balance of such Certificate on the Auction Distribution Date (after giving effect to all distributions and the allocation of Realized Losses on such date) and (ii) accrued interest on such Certificate, at the pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction Distribution Date.

Auction Price:          The price at which the Auction Administrator sells each
                        of the Redemption Certificates to third-party investors.

Day Count:              30/360

Pricing Speed:          15% CPB for the Class A-1, Class A-2 and Class A-4
                        Certificates.

                        15% CPR for the Class A-3 and Class A-5 Certificates.

Clearing:               DTC, Clearstream and Euroclear.



Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

                             Original
Denominations:             Certificate         Minimum            Incremental
                               Form         Denominations        Denominations
                               ----         -------------        -------------

Offered Class A            Book Entry          $25,000              $1,000
Certificates:

SMMEA Eligibility:      The Class A Certificates are expected to constitute
                        "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:      Subject to the considerations in the prospectus
                        supplement, the Offered Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:          REMIC

Stated Final:           The Stated Final for the Redemption Certificates will be
                        April 25, 2009.

Legal Final:            Loan Group 1: April 25, 2035
                        Loan Group 2: May 25, 2035

Clean Up Call Date:     The first Distribution Date on which the aggregate
                        Scheduled Principal Balance of the Mortgage Loans is less than 10% of its initial balance as of the Cut-off
                        Date.

Administrative Fee      The Administrative Fee Rate with respect to the Trust is
Rate:                   payable out of the interest payments received on each
                        Mortgage Loan. The "Administrative Fee Rate" consists of
                        (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee
                        Rate") and (b) fees paid to the Master Servicer ("Master
                        Servicer Fee Rate"). The Administrative Fee Rate will accrue on the Scheduled Principal Balance of each Mortgage Loan at a rate equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Master
                        Servicing Fee Rate. The Servicing Fee Rate will be
                        0.250% per annum. The Master Servicing Fee Rate will be
                        0.010% per annum.

Compensating Interest:  The aggregate servicing fee payable to the Master
                        Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and
                        (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.

Net Mortgage Interest   As to any Mortgage Loan and Distribution Date, the
Rate:                   excess of its mortgage interest rate over the related
                        Administrative Fee Rate.

Net WAC: For any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the related Mortgage Loans, weighted on the basis of their Scheduled Principal Balances on the Due Date in the month preceding the month of such Distribution Date after giving effect to principal prepayments in the related Prepayment Period.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------


Interest Accrual:       Interest will accrue on the Class Certificate Balances
                        of the Class A Certificates during each one-month period beginning on the first day of the prior month through the last day of the month before the month in which each Distribution Date occurs (each, an "Interest Accrual
                        Period"). The initial Interest Accrual Period will be deemed to have commenced on May 1, 2005.

Optimal Principal       With respect to each Distribution Date will be an amount
Amount:                 equal to the sum of:

                        (I) for each outstanding Mortgage Loan in the related Loan Group (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) the sum of:

                                    (i) the applicable Class Percentage of the scheduled payment of principal due on such Mortgage Loan on the first day of the month in which the Distribution Date occurs;

                                    (ii) the applicable Class Prepayment
                                    Percentage of all Unscheduled Principal
                                    Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                                    (iii) the applicable Class Prepayment
                                    Percentage of the Scheduled Principal
                                    Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller; and

                                    (iv) the applicable Class Percentage of the excess of the unpaid principal balance of any Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such substituted Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed advances in respect of such Mortgage Loan; and

                        (II) in the case of the Class A Certificates of a Group and each Class of Class B Certificates, the applicable Class Prepayment Percentage of any Recoveries.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

Group 1 Principal       The Senior Principal Distribution Amount for Group 1
Distributions:          will generally be allocated first to the Class A-R and
                        then pro-rata to the Class A-1A and Class A-1B
                        Certificates, until their respective Class Certificate
                        Balances have been reduced to zero.

Group 2 Principal       The Senior Principal Distribution Amount for Group 2
Distributions:          will be allocated pro-rata to the Class A-2, Class A-3,
                        Class A-4 and Class A-5 Certificates, until their respective Class Certificate Balances have been reduced to zero.

                        The Class A-2 Distribution Amount will be allocated pro-rata to the Class A-2A, Class A-2B and Class A-2M Certificates, until their respective Class Certificate Balances have been reduced to zero.


                        The Class A-3 Distribution Amount will be allocated to the Class A-3 Certificates until their Class Certificate Balance has been reduced to zero.

                        The Class A-4 Distribution Amount will be allocated sequentially to the Class A-4A and Class A-4B Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero.

                        The Class A-5 Distribution Amount will be allocated sequentially as follows:

                        (i)to the Class A-5A, Class A-5B, Class A-5C and Class A-5D Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                        (ii) the Class A-5E, Class A-5F and Class A-5M Certificates will be allocated principal, pro-rata, until their respective Class Certificate Balances have been reduced to zero.

Senior Percentage:      The Senior Percentage for a Loan Group on any
                        Distribution Date will equal the lesser of (x) 100% and
                        (y) the percentage obtained by dividing (i) the aggregate Class Certificate Balance of the senior certificates related to such Loan Group immediately prior to such date, by (ii) the aggregate Scheduled
                        Principal Balance of the Mortgage Loans in the related
                        Loan Group for the preceding Due Date after giving effect to principal prepayments in the related
                        Unscheduled Principal Receipt Period.

Subordinate Percentage: The Subordinate Percentage for a Loan Group for any
                        Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment  The Subordinate Prepayment Percentage for a Loan Group
Percentage:             for any Distribution Date will equal 100% minus the
                        Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Senior Prepayment       For the following Distribution Dates, will be as
Percentage:             follows:

                        Distribution Date      Senior Prepayment Percentage
                        -----------------      ----------------------------

                        June 2005 through      100%;
                        May 2012

                        June 2012 through      the applicable  Senior Percentage
                        May 2013               plus, 70% of the applicable
                                               Subordinate Percentage;

                        June 2013 through      the applicable  Senior Percentage
                        May 2014               plus, 60% of the applicable
                                               Subordinate Percentage;

                        June 2014 through      the applicable  Senior Percentage
                        May 2015               plus, 40% of the applicable
                                               Subordinate Percentage;

                        June 2015 through      the applicable  Senior Percentage
                        May 2016               plus, 20% of the applicable
                                               Subordinate Percentage;

                        June 2016 and          the applicable Senior Percentage;
                        thereafter
                        provided, however,

                        (i) if on any Distribution Date the aggregate Senior Percentage exceeds the aggregate Senior Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both groups for such Distribution Date will equal 100%,

                        (ii) if on any Distribution Date prior to the June 2008 Distribution Date, prior to giving effect to any distributions on such Distribution Date, the aggregate Subordinate Percentage is greater than twice the aggregate Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each group for that Distribution Date will equal the applicable Senior Percentage plus 50% of the related Subordinate Percentage, and

                        (iii) if on or after the June 2008 Distribution Date, prior to giving effect to any distributions on such Distribution Date, the aggregate Subordinate Percentage is greater than twice the aggregate Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each group for that Distribution Date will equal the applicable Senior Percentage.

--------------------------------------------------------------------------------







Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               Preliminary Credit Support for Class A Certificates
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for the Group 1 and Group 2 Senior Certificates. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                  Subordination of Class CB Certificates
                                                  /\
                    |  -------------------------  |
                    |          Class A            |
                    |   Credit Support [2.65%]    |
                    |  -------------------------  |
                    |         Class B-1           |
                    |   Credit Support [1.20%]    |
                    |  -------------------------  |
                    |         Class B-2           |
                    |   Credit Support [0.70%]    |
                    |  -------------------------  |      Order of
   Priority of      |         Class B-3           |        Loss
     Payment        |   Credit Support [0.45%]    |     Allocation
                    |  -------------------------  |
                    |         Class B-4           |
                    |   Credit Support [0.25%]    |
                    |  -------------------------  |
                    |         Class B-5           |
                    |   Credit Support [0.10%]    |
                    |  -------------------------  |
                    |         Class B-6           |
                    |   Credit Support [0.00%]    |
                    |  -------------------------  |
                   \/

--------------------------------------------------------------------------------
        Preliminary Priority of Distributions for the Class A Certificates
--------------------------------------------------------------------------------
Distributions to each Group and the related Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------


                      Preliminary Priority of Distributions

                   -------------------------------------------
                     First, to the Class A Certificates of
                          each Group to pay Interest;
                   -------------------------------------------
                                        |
                                        |
                                        \/
                   -------------------------------------------
                     Second, to the Class A Certificates of
                          each Group to pay Principal;
                   -------------------------------------------
                                        |
                                        |
                                        \/
                   -------------------------------------------
                     Third, sequentially, to each class of
                    Subordinate Certificates to pay Interest
                    and Principal in the order of numerical
                    class designations, beginning with Class
                       B-1 Certificates, until each class
                              balance is zero; and
                   -------------------------------------------
                                        |
                                        |
                                        \/
                   -------------------------------------------
                    Fourth, to the residual certificate, any
                               remaining amounts.
                   -------------------------------------------


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------




                         SENIOR PRINCIPAL DISTRIBUTIONS

               ----------------------------------------------------------
                                               GROUP 2 SENIOR
                 GROUP 1                PRINCIPAL DISTRIBUTION AMOUNT
                SENIOR PDA                          (PDA)
               ----------------------------------------------------------
                     |                                |
                     |                                |
                     |                                |
                     |                                |
                     |             ----------------------------------------
                     |             |             |           |            |
                     |             |             |           |            |
                     |             |             |           |            |
                     |             |             |           |            |
                    \/            \/            \/          \/           \/

               -----------------------------------------------------------------
                 Class AR                                           Class A-5A
               -----------                                        ------------
                                                          Class     Class A-5B
                                 Class                     A-4A     ------------
                                  A-2A,                             Class A-5C
                                 Class         Class                ------------
              Class A-1A and      A-2B          A-3                 Class A-5D
                Class A-1B,     and Class                -----------------------
                 Pro-rata         A-2M,                             Class A-5E,
                                Pro-rata                            Class A-5F
                                                          Class      and Class
                                                           A-4B        A-5M,
                                                                     Pro-rata
            --------------------------------------------------------------------


Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities             Mortgage Pass-Through Certificates
                                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
A-1A
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-15               4.566           4.591           4.617           4.645           4.675           4.696           4.753

Yield at 98-17               4.546           4.569           4.594           4.621           4.649           4.669           4.723

Yield at 98-19               4.525           4.547           4.571           4.596           4.623           4.642           4.693

Yield at 98-21               4.505           4.526           4.548           4.572           4.597           4.615           4.663

Yield at 98-23               4.485           4.504           4.525           4.547           4.571           4.588           4.634

Yield at 98-25               4.464           4.483           4.502           4.523           4.545           4.561           4.604

Yield at 98-27               4.444           4.461           4.479           4.499           4.520           4.534           4.574

Average Life (Years)         3.416           3.218           3.029           2.849           2.681           2.573           2.319

Modified Duration            3.099           2.923           2.755           2.595           2.445           2.349           2.122

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010

Principal # Months            58              58              58              58              58              58              58


A-1B
----------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 97-31+              4.725           4.759           4.796           4.835           4.876           4.906           4.986

Yield at 98-01+              4.705           4.738           4.773           4.810           4.850           4.879           4.955

Yield at 98-03+              4.684           4.716           4.750           4.786           4.824           4.851           4.925

Yield at 98-05+              4.664           4.694           4.726           4.761           4.798           4.824           4.895

Yield at 98-07+              4.643           4.672           4.703           4.737           4.772           4.797           4.865

Yield at 98-09+              4.623           4.650           4.680           4.712           4.746           4.770           4.835

Yield at 98-11+              4.602           4.629           4.657           4.688           4.720           4.743           4.805

Average Life (Years)         3.416           3.218           3.029           2.849           2.681           2.573           2.319

Modified Duration            3.094           2.918           2.749           2.589           2.439           2.343           2.115

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010      03/25/2010

Principal # Months            58              58              58              58              58              58              58


(1) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).



Banc Of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
A-2A
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-09               4.610           4.639           4.669           4.701           4.736           4.760           4.826

Yield at 98-11               4.590           4.617           4.646           4.677           4.710           4.733           4.796

Yield at 98-13               4.570           4.596           4.623           4.653           4.684           4.706           4.767

Yield at 98-15               4.550           4.574           4.600           4.629           4.658           4.680           4.737

Yield at 98-17               4.529           4.553           4.578           4.604           4.633           4.653           4.707

Yield at 98-19               4.509           4.531           4.555           4.580           4.607           4.626           4.678

Yield at 98-21               4.489           4.510           4.532           4.556           4.581           4.599           4.648

Average Life (Years)         3.458           3.255           3.061           2.877           2.706           2.595           2.336

Modified Duration            3.133           2.952           2.780           2.617           2.464           2.365           2.134

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010

Principal # Months            59              59              59              59              59              59              59


A-2B
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-10               4.600           4.628           4.657           4.689           4.723           4.747           4.811

Yield at 98-12               4.580           4.606           4.635           4.665           4.697           4.720           4.782

Yield at 98-14               4.560           4.585           4.612           4.641           4.671           4.693           4.752

Yield at 98-16               4.540           4.563           4.589           4.617           4.646           4.666           4.722

Yield at 98-18               4.519           4.542           4.566           4.592           4.620           4.639           4.693

Yield at 98-20               4.499           4.521           4.544           4.568           4.594           4.613           4.663

Yield at 98-22               4.479           4.499           4.521           4.544           4.569           4.586           4.633

Average Life (Years)         3.458           3.255           3.061           2.877           2.706           2.595           2.336

Modified Duration            3.133           2.953           2.781           2.617           2.464           2.366           2.134

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010

Principal # Months            59              59              59              59              59              59              59


(1) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).


Banc Of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
A-2M
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 97-28               4.742           4.779           4.818           4.860           4.904           4.935           5.020

Yield at 97-30               4.722           4.757           4.795           4.835           4.878           4.908           4.990

Yield at 98-00               4.702           4.736           4.772           4.811           4.852           4.881           4.961

Yield at 98-02               4.681           4.714           4.749           4.786           4.826           4.854           4.931

Yield at 98-04               4.661           4.692           4.726           4.762           4.800           4.827           4.901

Yield at 98-06               4.641           4.671           4.703           4.738           4.774           4.800           4.871

Yield at 98-08               4.621           4.649           4.680           4.713           4.749           4.773           4.841

Average Life (Years)         3.458           3.255           3.061           2.877           2.706           2.595           2.336

Modified Duration            3.129           2.948           2.776           2.612           2.458           2.360           2.128

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010

Principal # Months            59              59              59              59              59              59              59

A-4A
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-29+              4.464           4.508           4.557           4.614           4.684           4.738           4.888

Yield at 98-31+              4.439           4.479           4.525           4.578           4.642           4.691           4.830

Yield at 99-01+              4.415           4.451           4.493           4.541           4.600           4.645           4.772

Yield at 99-03+              4.390           4.423           4.461           4.505           4.558           4.599           4.714

Yield at 99-05+              4.365           4.395           4.429           4.468           4.516           4.553           4.656

Yield at 99-07+              4.340           4.366           4.397           4.432           4.474           4.507           4.598

Yield at 99-09+              4.315           4.338           4.365           4.395           4.432           4.461           4.541

Average Life (Years)         2.757           2.417           2.116           1.850           1.604           1.453           1.148

Modified Duration            2.533           2.230           1.961           1.722           1.500           1.363           1.087

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      03/25/2009      02/25/2009      10/25/2008      09/25/2008      08/25/2008      06/25/2008      11/25/2007

Principal # Months            46              45              41              40              39              37              30


(1) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).


Banc Of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                            To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
A-4B
------------------------------------------------------------------------------------------------------------------------------------
CPB                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 97-18               4.721           4.727           4.736           4.749           4.761           4.771           4.804

Yield at 97-20               4.704           4.710           4.719           4.731           4.743           4.752           4.785

Yield at 97-22               4.687           4.693           4.702           4.713           4.725           4.734           4.766

Yield at 97-24               4.670           4.676           4.684           4.696           4.707           4.716           4.746

Yield at 97-26               4.653           4.659           4.667           4.678           4.689           4.698           4.727

Yield at 97-28               4.637           4.642           4.650           4.661           4.671           4.680           4.708

Yield at 97-30               4.620           4.625           4.633           4.643           4.653           4.661           4.689

Average Life (Years)         4.241           4.191           4.118           4.026           3.937           3.872           3.663

Modified Duration            3.807           3.766           3.705           3.628           3.553           3.498           3.320

Principal Window Begin    03/25/2009      02/25/2009      10/25/2008      09/25/2008      08/25/2008      06/25/2008      11/25/2007

Principal Window End      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010      04/25/2010

Principal # Months            14              15              19              20              21              23              30

(1) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).


Banc Of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                    To Mandatory Redemption (2)
------------------------------------------------------------------------------------------------------------------------------------
A-3
------------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-19               4.645           4.658           4.672           4.689           4.708           4.721           4.760

Yield at 98-21               4.625           4.636           4.650           4.665           4.682           4.695           4.730

Yield at 98-23               4.604           4.615           4.627           4.641           4.656           4.668           4.701

Yield at 98-25               4.584           4.594           4.604           4.617           4.631           4.641           4.671

Yield at 98-27               4.564           4.572           4.582           4.593           4.605           4.615           4.642

Yield at 98-29               4.544           4.551           4.559           4.569           4.580           4.588           4.612

Yield at 98-31               4.524           4.530           4.537           4.545           4.554           4.562           4.583

Average Life (Years)         3.464           3.261           3.069           2.885           2.711           2.601           2.343

Modified Duration            3.143           2.963           2.792           2.629           2.475           2.376           2.146

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009

Principal # Months            47              47              47              47              47              47              47


A-5A
------------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-20+              4.223           4.257           4.290           4.322           4.355           4.376           4.427

Yield at 99-22+              4.167           4.176           4.185           4.193           4.202           4.208           4.221

Yield at 99-24+              4.110           4.095           4.079           4.064           4.049           4.040           4.016

Yield at 99-26+              4.054           4.013           3.974           3.935           3.897           3.872           3.811

Yield at 99-28+              3.997           3.933           3.869           3.807           3.745           3.705           3.607

Yield at 99-30+              3.941           3.852           3.764           3.678           3.594           3.538           3.402

Yield at 100-00+             3.885           3.771           3.660           3.550           3.442           3.371           3.199

Average Life (Years)         1.162           0.802           0.615           0.500           0.422           0.383           0.313

Modified Duration            1.107           0.772           0.595           0.485           0.411           0.373           0.305

Principal Window Begin    06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005      06/25/2005

Principal Window End      09/25/2007      12/25/2006      07/25/2006      04/25/2006      02/25/2006      01/25/2006      12/25/2005

Principal # Months            28              19              14              11               9               8               7


(2) The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F, and Class A-5M Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.


Banc Of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                    To Mandatory Redemption (2)
------------------------------------------------------------------------------------------------------------------------------------
A-5B
------------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-09               4.317           4.375           4.447           4.519           4.592           4.642           4.769

Yield at 99-11               4.295           4.343           4.404           4.467           4.530           4.572           4.681

Yield at 99-13               4.272           4.311           4.362           4.414           4.467           4.502           4.593

Yield at 99-15               4.250           4.278           4.320           4.361           4.404           4.433           4.506

Yield at 99-17               4.227           4.246           4.277           4.309           4.341           4.363           4.418

Yield at 99-19               4.205           4.214           4.235           4.257           4.278           4.293           4.331

Yield at 99-21               4.183           4.182           4.193           4.204           4.216           4.224           4.243

Average Life (Years)         3.041           2.069           1.562           1.250           1.041           0.934           0.741

Modified Duration            2.803           1.945           1.483           1.195           0.999           0.898           0.716

Principal Window Begin    09/25/2007      12/25/2006      07/25/2006      04/25/2006      02/25/2006      01/25/2006      12/25/2005

Principal Window End      02/25/2009      12/25/2007      04/25/2007      11/25/2006      08/25/2006      07/25/2006      04/25/2006

Principal # Months            18              13              10               8               7               7               5


A-5C
------------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-29               4.525           4.452           4.499           4.583           4.670           4.729           4.881

Yield at 98-31               4.508           4.432           4.472           4.550           4.630           4.685           4.825

Yield at 99-01               4.490           4.411           4.445           4.516           4.590           4.640           4.769

Yield at 99-03               4.472           4.390           4.418           4.483           4.550           4.595           4.712

Yield at 99-05               4.454           4.369           4.391           4.450           4.510           4.551           4.656

Yield at 99-07               4.437           4.349           4.364           4.416           4.470           4.506           4.600

Yield at 99-09               4.419           4.328           4.337           4.383           4.430           4.462           4.544

Average Life (Years)         3.930           3.319           2.507           2.000           1.657           1.485           1.171

Modified Duration            3.558           3.040           2.334           1.881           1.569           1.411           1.119

Principal Window Begin    02/25/2009      12/25/2007      04/25/2007      11/25/2006      08/25/2006      07/25/2006      04/25/2006

Principal Window End      04/25/2009      04/25/2009      06/25/2008      10/25/2007      05/25/2007      03/25/2007      10/25/2006

Principal # Months            3              17              15              12              10               9               7


(2) The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F, and Class A-5M Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.


Banc Of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                    To Mandatory Redemption (2)
------------------------------------------------------------------------------------------------------------------------------------
A-5D
------------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-07               4.729           4.729           4.687           4.691           4.784           4.855           5.040

Yield at 98-09               4.711           4.711           4.668           4.669           4.757           4.825           5.003

Yield at 98-11               4.693           4.693           4.649           4.646           4.730           4.796           4.965

Yield at 98-13               4.675           4.675           4.630           4.624           4.704           4.766           4.928

Yield at 98-15               4.657           4.657           4.612           4.602           4.677           4.736           4.891

Yield at 98-17               4.640           4.640           4.593           4.580           4.650           4.707           4.853

Yield at 98-19               4.622           4.622           4.574           4.557           4.624           4.677           4.816

Average Life (Years)         3.936           3.936           3.707           3.100           2.564           2.293           1.800

Modified Duration            3.558           3.558           3.366           2.848           2.380           2.140           1.696

Principal Window Begin    04/25/2009      04/25/2009      06/25/2008      10/25/2007      05/25/2007      03/25/2007      10/25/2006

Principal Window End      04/25/2009      04/25/2009      04/25/2009      02/25/2009      06/25/2008      02/25/2008      07/25/2007

Principal # Months             1               1              11              17              14              12              10


A-5E
----------------------------------------------------------------------------------------------------------------------------------
CPR                            6%              9%             12%             15%             18%             20%             25%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 98-06               4.738           4.738           4.738           4.735           4.726           4.724           4.733

Yield at 98-08               4.720           4.720           4.720           4.717           4.708           4.706           4.713

Yield at 98-10               4.702           4.702           4.702           4.699           4.690           4.687           4.694

Yield at 98-12               4.684           4.684           4.684           4.681           4.672           4.669           4.674

Yield at 98-14               4.666           4.666           4.666           4.663           4.654           4.651           4.654

Yield at 98-16               4.649           4.649           4.649           4.646           4.635           4.632           4.635

Yield at 98-18               4.631           4.631           4.631           4.628           4.617           4.614           4.615

Average Life (Years)         3.936           3.936           3.936           3.934           3.869           3.793           3.546

Modified Duration            3.558           3.558           3.558           3.556           3.501           3.437           3.224

Principal Window Begin    04/25/2009      04/25/2009      04/25/2009      02/25/2009      06/25/2008      02/25/2008      07/25/2007

Principal Window End      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009

Principal # Months             1               1               1               3              11              15              22


(2) The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F, and Class A-5M Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.


Banc Of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                    To Mandatory Redemption (2)
------------------------------------------------------------------------------------------------------------------------------------
A-5F
------------------------------------------------------------------------------------------------------------------------------------
CPR                           6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-07               4.729           4.729           4.729           4.726           4.717           4.715           4.723

Yield at 98-09               4.711           4.711           4.711           4.708           4.699           4.697           4.704

Yield at 98-11               4.693           4.693           4.693           4.690           4.681           4.678           4.684

Yield at 98-13               4.675           4.675           4.675           4.672           4.663           4.660           4.664

Yield at 98-15               4.657           4.657           4.657           4.655           4.645           4.641           4.645

Yield at 98-17               4.640           4.640           4.640           4.637           4.626           4.623           4.625

Yield at 98-19               4.622           4.622           4.622           4.619           4.608           4.605           4.605

Average Life (Years)         3.936           3.936           3.936           3.934           3.869           3.793           3.546

Modified Duration            3.558           3.558           3.558           3.556           3.502           3.438           3.225

Principal Window Begin    04/25/2009      04/25/2009      04/25/2009      02/25/2009      06/25/2008      02/25/2008      07/25/2007

Principal Window End      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009

Principal # Months             1               1               1               3              11              15              22


A-5M
------------------------------------------------------------------------------------------------------------------------------------
CPR                              6%              9%             12%             15%             18%             20%             25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 97-17+              4.921           4.921           4.921           4.919           4.913           4.915           4.936

Yield at 97-19+              4.903           4.903           4.903           4.901           4.895           4.896           4.916

Yield at 97-21+              4.886           4.886           4.886           4.883           4.876           4.877           4.896

Yield at 97-23+              4.868           4.868           4.868           4.865           4.858           4.859           4.876

Yield at 97-25+              4.850           4.850           4.850           4.847           4.840           4.840           4.857

Yield at 97-27+              4.832           4.832           4.832           4.829           4.822           4.822           4.837

Yield at 97-29+              4.814           4.814           4.814           4.811           4.803           4.803           4.817

Average Life (Years)         3.936           3.936           3.936           3.934           3.869           3.793           3.546

Modified Duration            3.553           3.553           3.553           3.551           3.497           3.433           3.220

Principal Window Begin    04/25/2009      04/25/2009      04/25/2009      02/25/2009      06/25/2008      02/25/2008      07/25/2007

Principal Window End      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009      04/25/2009

Principal # Months             1               1               1               3              11              15              22


(2) The Class A-3, Class A-5A, Class A-5B, Class A-5C, Class A-5D, Class A-5E, Class A-5F, and Class A-5M Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.


Banc Of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Wells Fargo Mortgage Backed Securities 2005-AR10
Banc of America Securities          Mortgage Pass-Through Certificates
                                       $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       WFMBS 2005-AR10 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Aggregate Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.375% to 10.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin. Of the loans 73.008% require only the payment of interest until the 61st payment date.

None of the Mortgage Loans have a prepayment fee as of the date of origination.

For a more detailed description of the collateral characteristics of the deal please reference the WFMBS 2005-AR10 Collateral Appendix.
--------------------------------------------------------------------------------

            -----------------------------------------------------

                        Collateral Group Characteristics

            -----------------------------------------------------
            `                                 Group 1     Group 2
            -----------------------------------------------------
            % Of Pool                         17.893%     82.107%
            -----------------------------------------------------
            Gross WAC                         4.3845%     4.3706%
            -----------------------------------------------------
            Net WAC                           4.1221%     4.1104%
            -----------------------------------------------------
            WA Remaining Term                  346.3       346.9
            -----------------------------------------------------
            Gross Margin                       2.750%      2.750%
            -----------------------------------------------------
            Initial Cap                        5.001%      5.000%
            -----------------------------------------------------
            Periodic Cap                       2.000%      2.000%
            -----------------------------------------------------
            Max Rate                           9.385%      9.371%
            -----------------------------------------------------
            Months to Roll                      46.5        47.1
            -----------------------------------------------------
            % California                      85.092%     87.367%
            -----------------------------------------------------
            WA OLTV                            65.83%      62.92%
            -----------------------------------------------------
            WA FICO                              744         739
            -----------------------------------------------------
            % Interest Only                   68.429%     74.006%
            -----------------------------------------------------
            % PrePay Penalty                   0.000%      0.000%
            -----------------------------------------------------



Banc Of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------